UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 28, 2011, the management of DCP Midstream Partners, LP (the “Partnership”), concluded that the impact of business interruption insurance recoveries related to the Southeast Texas Midstream Business had been improperly omitted from the unaudited combined financial statements of the Southeast Texas Midstream Business for the nine months ended September 30, 2010, previously filed by the Partnership. As a result, management of the Partnership determined that the previously filed unaudited combined financial statements of the Southeast Texas Midstream Business for the nine months ended September 30, 2010, and the unaudited pro forma condensed consolidated financial statements of the Partnership for the nine months ended September 30, 2010, should no longer be relied upon.

On January 1, 2011, the Partnership acquired from DCP Midstream, LLC (“Midstream”) a 33.33% interest in DCP Southeast Texas Holdings, GP (the “Transaction”). Midstream is the owner of the Partnership’s general partner. On January 6, 2011, the Partnership filed a current report on Form 8-K announcing the Transaction and including (i) unaudited combined financial statements of the Southeast Texas Midstream Business for the nine months ended September 30, 2010, and (ii) unaudited condensed consolidated pro forma financial statements of the Partnership for the nine months ended September 30, 2010. On February 28, 2011, management of Midstream determined that the impact of Hurricane Ike business interruption insurance recoveries related to the Southeast Texas Midstream Business had not been identified from the separate records maintained by Midstream and therefore had been improperly omitted from the revenues of the unaudited combined financial statements of the Southeast Texas Midstream Business. As a result, (i) the unaudited combined financial statements of the Southeast Texas Business for the nine months ended September 30, 2010 total operating revenues, operating income and net income should be increased by $4.6 million each; and (ii) the unaudited condensed consolidated pro forma financial statements of the Partnership for the nine months ended September 30, 2010 earnings from unconsolidated affiliates, pro forma income before income taxes, pro forma net income from continuing operations, pro forma net income attributable to partners and pro forma net income allocable to limited partners should be increased by $0.9 million and pro forma net income per limited partner unit — basic and diluted should be increased by $0.02. An authorized officer of the general partner of the general partner of the Partnership discussed this matter with the Partnership’s independent registered public accounting firm.

Filed with this Form 8-K are (i) restated unaudited combined financial statements of the Southeast Texas Midstream Business for the nine months ended September 30, 2010, and (ii) the restated unaudited condensed consolidated pro forma financial statements of the Partnership for the nine months ended September 30, 2010.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited combined financial statements of the Southeast Texas Midstream Business as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007, and unaudited combined financial statements of the Southeast Texas Midstream Business as of September 30, 2010, and for the nine months ended September 30, 2010 (as restated) and 2009, are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Partnership as of September 30, 2010, and for the nine months ended September 30, 2010 (as restated), and for the years ended December 31, 2009, 2008 and 2007, are attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

+++Exhibit 23.1	Consent of Deloitte & Touche LLP on the Southeast Texas Midstream Business Combined Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007.

Exhibit 99.1	Audited and unaudited historical combined financial statements of the Southeast Texas Midstream Business.

Exhibit 99.2	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP.

+++	Incorporated by reference to the corresponding, like-numbered exhibit filed with the registrant’s current report on form 8-K/A (File No: 001-32678) filed with the SEC on November 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date March 2, 2011	/s/ Angela A. Minas
Name: Angela A. Minas
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

+++Exhibit 23.1	Consent of Deloitte & Touche LLP on the Southeast Texas Midstream Business Combined Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007.

Exhibit 99.1	Audited and unaudited historical combined financial statements of the Southeast Texas Midstream Business.

Exhibit 99.2	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP.

+++	Incorporated by reference to the corresponding, like-numbered exhibit filed with the registrant’s current report on form 8-K/A (File No: 001-32678) filed with the SEC on November 9, 2010.